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                                                                   EXHIBIT 10.14


                               AMENDMENT NUMBER 1

                                       TO

                              OPERATIONS AGREEMENT

LATERAL DRILLING SERVICE STANDARD AGREEMENT

                      EDGE CAPITAL GROUP AND VERDISYS, INC.

This AMENDMENT NUMBER 1 TO THE ORIGINAL AGREEMENT dated June 16, 2003, ("Amendment") is entered by and between Verdisys, Inc., a California corporation ("Verdisys"), and Edge Capital Group, a California corporation ("ECG") Edge Capital Group ("ECG") engaged Verdisys, Inc. ("Verdisys") to provide operating expertise, and lateral drilling services, to ECG's in the Monroe Gas Field in Monroe, Louisiana (the "Monroe Field"), which ECG has acquired.

WHEREAS, ECG has arranged financing with Solarcom, Inc., however, ECG may replace the financing with another third party lender as ECG has the financial capability to secure financing. Whereas, this Amendment retroactively requires Edge to pay for drilling and related services under Section 2.1 by eliminating the condition to obtain financing.

NOW, THEREFORE, in consideration of the rights, obligations and interests included under this Agreement, both parties agree as follows:

2.0 SERVICE FEES AND ROYALTY

2.1 LATERAL DRILLING SERVICE FEES

Service Contract - ECG and Verdisys, Inc.

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Verdisys Lateral Drilling Services ("Drilling Services") will be billed at the time of commencement of drilling at the package rate set forth in the Term and Pricing Invoice (Addendum "B"). The Drilling Services are for each individual well site pertaining to this Contract. ECG shall receive the initial Drilling Services for eight (8) wells. Payment to Verdisys shall occur approximately thirty days later. Thereafter, additional funding to Verdisys will be supplied for a minimum of wells equal to the lesser of either: (i) eight (8) wells at a time, or (ii) in the event that the projected number of laterals to be drilled per well would cause the cost of 8 wells to exceed an aggregate payment of $500,000.00, then that maximum number of wells which would be as close to, but not in excess of $500,000.00.

3.0 RESPONSIBILITIES OF PARTIES

3.2 THIRD PARTY SERVICES

ECG hereby agrees that to the extent that mutually agreeable third party services are needed to maximize the results of the Drilling Services or the overall output from the Monroe field, ECG will be responsible for thirty-three and one-third percent (331/3%) of all costs related to these services. Third Party costs are anticipated to not exceed $3,000.00 per well and shall be paid directly to Verdisys. In the event that the parties can not agree as to whether certain third party services are necessary to maximize the results of the Drilling Services, the on-site consulting geologist (or

Service Contract - ECG and Verdisys, Inc.

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if no on-site consulting geologist is present at the site, by any third party consulting geologist mutually acceptable to the parties) shall make the final determination as to whether such third party services are necessary to maximize the results of the Drilling Services.

The determination as to the appropriate number of laterals to be drilled to obtain maximum return from the well will be made by the on-site consulting geologist (or if no on-site consulting geologist is present at the site, by any third party consulting geologist mutually acceptable to the parties).

5.6 AMENDMENTS

This Amendment Number 1 amends the ORIGINAL AGREEMENT dated June 16, 2003.

ECG:                          EDGE CAPITAL GROUP

22349 LA PALMA AVE. SUITE D110

YORBA LINDA, CALIFORNIA 92887

VERDISYS:                     VERDISYS, INC.

                              25025 I-45 NORTH, SUITE 525

                              THE WOODLANDS, TX 77380

5.8 WAIVER

Service Contract - ECG and Verdisys, Inc.

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Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors of the waiving party.

5.9 BINDING EFFECT

The provisions of this Agreement shall be binding upon and inure to the benefit of the Constituent Corporations and their respective successors and assigns and shall inure to the benefit of each indemnity.

5.12 COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been approved by resolutions duly adopted by the Board of Directors of each party and has been signed by duly authorized officers of each party, all as of the date first above written.

EDGE CAPITAL GROUP


By:     /S/Scott Sossen
   ----------------------------

Title:        CEO
      -------------------------

Date:    June 19, 2003
     --------------------------

VERDISYS, INC.


By:      /s/Dan Williams
   ----------------------------

Title:      President
      -------------------------

Date:     June 19, 2003
     --------------------------

Service Contract - ECG and Verdisys, Inc.

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